Form 8-K Dated February 17, 1998
Purus, Inc.
File no. 0-22408
Exhibit No. 4

                     STOCK PLEDGE AGREEMENT
                    (Suministros Yare Suyaca)

      STOCK PLEDGE AGREEMENT (SECURITY AGREEMENT), dated February 17, 1998, between PURUS, INC., a Delaware corporation, with an office at 605 Tennant Avenue, Suite B, Morgan Hill, CA 95037-5529 ("Pledgee"), and CASA SOLAZ, INC., a Nevada corporation, with an office at 17246 Quail Court, Morgan Hill, CA 95037 ("CSI"), and Housekit Construcciones, S.A., a Venezuelan corporation and wholly owned subsidiary of CSI ("HKC"), (CSI and HKC are collectively referred to as the "Pledgor").

       CSI and Pledgee are entering into a 6% Convertible Promissory Note dated the date hereof (the "Note"), pursuant to which, among other things, Pledgee will lend $1,800,000 to CSI
(the "Term Loan") on the terms and conditions set forth in the Note, the proceeds of which will be used to directly benefit and advance the business of HKC. Pledgor owns, directly or indirectly, all of the outstanding capital stock of Suministros Yare Suyaca, C.A., a Venezuelan corporation ("SYS" or the "Subsidiary"). It is a condition precedent to Pledgee's obligation to make the Term Loan that Pledgor pledge to Pledgee and grant Pledgee a security interest in all of the outstanding capital stock of the Subsidiary, and certain related rights and property, as more fully described below.

     Accordingly, Pledgor hereby agrees with Pledgee as follows:

      1. Security Interest. In consideration of any loan, advance, or other extension of credit heretofore or hereafter made by Pledgee under the Note or otherwise to, or for the account or benefit of Pledgor, and as security for the Obligations (as hereinafter defined), Pledgor hereby pledges, transfers and assigns to Pledgee and grants to Pledgee a security interest (the "Security Interest") in the following:

      (a) Fifty Thousand (50,000) shares of the capital stock of SYS with a capital value of Fifty Million Bolivares (Bs.
50,000,000), (the "SYS Stock"), as evidenced by the Record Ownership Book delivered by Pledgor to Pledgee concurrently with the execution of this Agreement;

       (b) all additional shares of capital stock of the Subsidiary hereafter issued to or acquired by Pledgor in any manner;

      (c) all shares of capital stock of the Subsidiary which Pledgor receives by reason of any stock split, bonus, dividend, distribution, or other form of issue, with respect to or arising from any of the stock described in subsections (a) and (b) above;

      (d) all warrants, rights, or options to acquire, or securities convertible into, any capital stock of the Subsidiary, now or hereafter issued to or acquired by Pledgor;

      (e)   all dividends declared or paid upon the Pledged Stock
(as defined below) or any other stock or securities described above;

      (f) all increases and profits from the foregoing and all replacements and substitutions for the foregoing; and

      (g) all proceeds of the foregoing including, without limitation, all securities or other property acquired with any proceeds.

      For purposes of this Agreement the term "Pledged Stock" means all shares or securities issued or issuable as described in subsections (a) through (d) above. The property described in subsections (a) through (g) above is referred to hereinafter collectively as the "Collateral". Pledgor is delivering herewith physical possession of the Record Ownership Books pertaining to the Pledged Stock to Pledgee, accompanied by appropriate instruments of transfer executed in blank, and Pledgee herewith acknowledges receipt of the Pledged Stock.

      2. Obligations Secured. The Collateral secures all present and future loans, advances, liabilities, obligations, covenants, duties and indebtedness at any time owing by Pledgor to Pledgee, whether evidenced by this Agreement, the Note, any other note, any other instrument or document, whether arising from an extension of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, including, without limitation all interest, charges, expenses, fees, attorney's fees and any other sum chargeable to the Pledgor hereunder or under any other agreement with Pledgee (the "Obligations").

      3. Representations and Warranties of Pledgor. Pledgor represents and warrants that: (a) each instrument and document constituting Collateral is genuine and in all respects what it purports to be; (b) Pledgor is the legal and beneficial owner of the Collateral free of all pledges, security interests, charges, liens, or other encumbrances, except under this Agreement, and has the power and authority to convey any or all of its rights and interests in the Collateral; (c) the Pledged Stock constitutes all of the issued and outstanding capital stock of the Subsidiary owned by Pledgor; (d) there are no options, warrants, calls, or other rights or commitments of any character giving any person the right to purchase any of the Pledged Stock or other Collateral from Pledgor; (e) to the best of Pledgor's knowledge, the Pledged Stock has been duly authorized and validly issued, is fully paid and non-assessable, and was not issued in violation of the preemptive or other rights of any person; (f) there are no restrictions on the voting rights or upon the transfer of any of the Collateral other than those contained in this Agreement or appearing on the records evidencing the Collateral; (g) the instruments of transfer delivered with the Pledged Stock herewith are duly executed and give Pledgee the power they purport to confer; and (h) the execution, delivery and performance by Pledgor of this Agreement does not and will not result in any violation of or conflict with the terms of
Pledgor's articles of incorporation, bylaws, or other organizational documentation, or any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to or binding upon Pledgor.

      4. Covenants of Pledgor. So long as this Agreement is in effect, Pledgor: (a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except under this Agreement; and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein or right thereunder or grant to any person any option, warrant, or other rights to acquire any of the Collateral or any interest therein or right thereunder, without the prior written consent of Pledgee; (b) in connection herewith, will execute and deliver to Pledgee such financing statements, assignments, registrations, and other documents and do such other things relating to the Collateral and the Security Interest as Pledgee may reasonably request, and pay all costs of lien searches and filing financing statements, assignments and other documents in all public offices reasonably requested by Pledgee; (c) will notify Pledgee promptly in writing of any change in Pledgor's address; (d) will not, except upon Pledgee's request or with Pledgee's prior written consent, seek or take delivery of any additional instrument or other written document constituting or evidencing any Collateral, and if Pledgor receives any such additional instrument or document (whether or not at Pledgee's request or with its consent), Pledgor will immediately notify Pledgee thereof and immediately deliver such instrument or document to Pledgee, duly endorsed as Pledgee requests or accompanied by an appropriate instrument of transfer executed in blank; and (e) will pay or reimburse Pledgee for all taxes, assessments and other charges of every nature which may be imposed, levied or assessed on Pledgee in respect of the Collateral.

      5. Voting Rights; Irrevocable Proxy. So long as no Event of Default (as hereinafter defined) has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Note; provided, that Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise its voting and other rights as provided in the preceding sentence. If an Event of Default occurs, and so long as it continues, then, at Pledgee's election in its sole discretion indicated by written notice to Pledgor, all of Pledgor's rights to exercise any voting or other consensual rights pertaining to the Collateral or any part thereof shall cease, and all such rights shall thereupon become vested in Pledgee, which shall thereupon have the sole right to exercise such voting and other consensual rights. In furtherance of the immediately preceding sentence, Pledgor irrevocably constitutes and appoints Pledgee, effective upon Pledgee's giving of the foregoing notice after the occurrence and during the continuance of any Event of Default, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, and whether or not the Collateral has been transferred into the name of Pledgee or its nominee: (a) to attend all meetings of stockholders of the Subsidiary and to vote the Collateral at such meetings in such manner as Pledgee shall, in its sole discretion, deem appropriate, including, without limitation, in favor of the liquidation of the Subsidiary; (b) to consent, in the sole discretion of Pledgee, to any and all action by or with respect to the Subsidiary for which the consent of the stockholders of the Subsidiary is or may be necessary or appropriate; and (c) without limitation, to do all things which Pledgor can or could do as a stockholder of the Subsidiary, giving to Pledgee full power of substitution and revocation. The foregoing proxy shall terminate when this Agreement is no longer in full force and effect as hereinafter provided. Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in full force and effect as hereinafter provided.

      6. Registered Holder of Collateral. At any time, either before or after an Event of Default has occurred and is continuing, Pledgee is authorized to transfer the Collateral or any part thereof into its own name or that of its nominee so that Pledgee or its nominee may appear of record as the sole owner thereof.

      7.   Dividends and Other Income from Collateral; Additional
Shares.

      (a) So long as no Event of Default hereunder has occurred and is continuing, Pledgor shall be entitled to receive any and all dividends or other income paid in respect of the Collateral. If an Event of Default has occurred and is continuing, then Pledgor's entitlement to receive dividends or other income in respect of the Collateral shall cease, and, until such Event of Default has been cured or the Obligations are fully and finally paid, any and all such dividends and other income shall be paid directly to Pledgee without deduction, credit, or setoff for any reason; Pledgee shall, at its sole election, either hold them as Collateral or apply the same to the Obligations in such order and manner as Pledgee determines.

      (b) Any and all dividends paid or payable other than in cash in respect of, and instruments, stock and other property received, receivable or otherwise distributed in respect of, upon the subdivision or combination of, or in exchange for, any Collateral, shall constitute Collateral, and shall forthwith be paid or delivered directly to Pledgee to hold as Collateral.

      (c) Any and all dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, and any and all cash paid, payable or otherwise distributed in respect to redemption of, or in exchange for, any Collateral, shall be paid or delivered directly to Pledgee, which, at Pledgee's sole election, shall be held as Collateral or applied to the Obligations in such order and manner as Pledgee determines.

      (d) If Pledgor receives, or becomes entitled to receive, any additional shares of the Subsidiary's capital stock or any other property, other than as contemplated in subsections (a),
(b), and (c) of this Section 7 (whether by reclassification, readjustment, stock split or other change in the capital structure of such Subsidiary, or in any other manner), such shares or other property shall constitute Collateral, and Pledgor shall direct such Subsidiary to deliver certificates representing such shares and all such other property directly to Pledgee to be held as Collateral, and Pledgor shall deliver to Pledgee appropriate instruments of transfer executed in blank with respect thereto.

     (e) If, notwithstanding the foregoing, Pledgor receives any dividend or other property payable or deliverable directly to Pledgee in accordance with the foregoing subsections, Pledgor shall receive it in trust for the benefit of Pledgee, segregate it from the other property or funds of Pledgor, and deliver it immediately to Pledgee in the form received (with any necessary endorsement).

     8.   Increases, Profits, Payments or Distributions.

      (a) Whether or not an Event of Default has occurred, Pledgor authorizes Pledgee: (i) to receive any increase in or profits on the Collateral (which, for the purposes hereof, shall not include cash dividends) and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the Subsidiary, to surrender the Collateral or any part thereof in exchange therefor, and, at Pledgee's sole election, to hold the net cash receipts from any such payment or distribution as part of the Collateral, or to apply them to the Obligations in such order and manner as Pledgee determines.

      (b) If Pledgor receives any such increase, profits, payments or distributions, Pledgor will receive and deliver the same promptly to Pledgee on the same terms and conditions set forth in Section 7(e).

      9. Events of Default. It shall be an Event of Default hereunder if any Event of Default under the Note occurs.

     10.  Remedies.

      (a) Whenever an Event of Default occurs and so long as it continues, Pledgee shall have, and may exercise with respect to the Collateral, in such order and manner as it determines, all rights and remedies of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, as well as those rights granted herein, under the Note, and in any other agreement now or hereafter in effect between Pledgor and Pledgee. Without limiting the generality of the foregoing, whenever an Event of Default exists, Pledgee may sell or otherwise dispose of all or any part of the Collateral by public or private sale, in one or more transactions, and in such order as Pledgee determines. Pledgor agrees and acknowledges that Pledgee may be a purchaser of the Collateral in any such public or private sale. Proceeds realized from such sales and dispositions shall be applied first to Pledgee's costs and expenses in connection therewith and then to the Obligations in such order as Pledgee determines. Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain provisions contained in laws and regulations of the United States, various states within the United States, and/or the laws of Venezuela, and may be compelled to resort to one or more private sales of limited amounts of the Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof. Pledgor understands that private sales so made may be at prices and other terms less favorable than if the Collateral were sold at public sales, and agrees that Pledgee has no obligation to delay the sale of the Collateral for the period of time necessary to permit Pledgee to register or qualify the Collateral for sale or register a public sale transaction under the laws and regulations of the United States, various states within the United States, and/or the laws of Venezuela. Pledgor agrees that private sales under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

      (b) Pledgor agrees that it will provide notice to Pledgee of a sale stating the time and place of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, and it shall constitute reasonable notice to Pledgor if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered personally against receipt, or sent by a recognized overnight delivery service, at least thirty (30) days prior to such action, to Pledgor's address set forth in the caption of this Agreement or to such other address as is specified in writing to Pledgee as the address to which notices shall be given to Pledgor.

      (c) Pledgor shall pay on demand all costs and expenses incurred by Pledgee in enforcing this Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Obligations or any guaranty thereof, including, without limitation, if Pledgee retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the actual attorneys' and paralegals' fees incurred by Pledgee, and all such costs and expenses are secured by the Collateral, as well as by all other property serving as security for the Obligations.

     11.  Miscellaneous.

      (a) Pledgor authorizes Pledgee, without notice or demand and without affecting any obligations hereunder, from time to time: (i) to take from any party and hold collateral (other than the Collateral) for the payment of the Obligations or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (ii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof and to release or substitute any such endorser or guarantor, or any party who has given any security interest in any other collateral as security for the payment of the Obligations or any part thereof, or any other party in any way obligated to pay the Obligations or any part thereof; and (iii) to direct the order or manner of the disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Pledgee, in its sole discretion, may determine.

      (b) Pledgor hereby appoints Pledgee as Pledgor's attorney-in-fact (without requiring Pledgee) to perform all acts which Pledgee deems appropriate in accordance with this Agreement to perfect and continue its interests hereunder in the Collateral and to protect, preserve and realize upon the Collateral. Pledgor further appoints Pledgee as its attorney-in-fact to execute such orders and receipts for payment of the Collateral in accordance with this Agreement as Pledgee deems appropriate in its sole discretion. These powers of attorney are coupled with an interest and shall be irrevocable and are given to secure performance by Pledgor of the Obligations and are irrevocable. Pledgor ratifies and approves all acts of such attorney, and Pledgee shall not be liable for any acts or omissions or any error of judgment or mistake of fact or law other than resulting from Pledgee's bad faith or willful misconduct. Subject to the terms of this Agreement, Pledgee may demand, collect, and sue on the Collateral (in either its or Pledgor's name, at Pledgee's sole option), and enforce, compromise, settle, or discharge the Collateral, without discharging the Obligations or any part thereof and whether or not any such action results in the imposition of any penalty. Pledgor authorizes and directs each Subsidiary to make any payments in respect of the Collateral as Pledgee may direct and hereby releases each Subsidiary from any liability to Pledgor for making such payments.

      (c) Upon Pledgor's failure to perform any of its duties hereunder, Pledgee may, but shall not be obligated to, perform any or all such duties, and Pledgor shall pay an amount equal to the cost thereof to Pledgee on demand. Payment of such amount shall be secured by the Collateral, as well as by all other property serving as security for the Obligations.

      (d) Pledgee's failure to exercise any right, remedy or option under this Agreement or any supplement or other agreement between Pledgee and Pledgor or delay by Pledgee in exercising the same will not operate as a waiver. No waiver by Pledgee shall affect its right to require strict performance of this Agreement. Pledgee's rights and remedies will be cumulative and not exclusive.

      (e) Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Pledgee accords its own property, it being understood that Pledgee shall not have responsibility for (i) acting g or taking action with respect to any matters relative to any Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Pledgor shall have the sole responsibility for taking any and all steps to preserve rights against any and all parties to any Collateral, whether or not in Pledgee's possession. Pledgee shall not be responsible for loss or damage resulting from Pledgee's failure to enforce or collect any Collateral or to collect any moneys due or to become due thereunder. Pledgor waives protest of any Instrument constituting Collateral at any time held by Pledgee on which such Pledgor is in any way liable and waives notice of any other action taken by Pledgee.

      (f)  If any provision of this Agreement shall be prohibited or  invalid under applicable law, it shall be ineffective only to
such   extent,  without  invalidating  the  remainder   of   this
Agreement.

      (g) Upon any assignment by Pledgee of its rights and obligations, or any part thereof, in accordance with the Note, such assignee shall become vested with Pledgee's rights and benefits hereunder to the extent of such assignment.

      (h)   If  after receipt of any payment of, or  proceeds  of
Collateral applied to the payment of, any of the Obligations, Pledgee is required to surrender or return such payment or proceeds to any person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Pledgee. Pledgor shall be liable to pay to Pledgee, and does indemnify and hold Pledgee harmless for the amount of any payments or proceeds surrendered or returned. This subsection shall remain effective notwithstanding any contrary action which may be taken by Pledgee in reliance upon such payment or proceeds. This subsection shall survive the termination or revocation of this Agreement.

     (i) This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each Pledgor and Pledgee.

      (j) Neither Pledgee nor any Pledgee Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, and the like), whether such damages are foreseeable or unforeseeable, even if Pledgee has been advised of the possibility of such damages. Neither Pledgee nor any Pledgee Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Pledgor through the ordinary negligence of Pledgee, or any Pledgee Affiliate. "Pledgee Affiliate" shall mean Pledgee's directors, officers, employees, agents, attorneys and any other person or entity affiliated with or representing Pledgee.

      (k) This Agreement represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

      (1) All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind Pledgee's and Pledgor's respective representatives, successors and assigns.

      (m)   THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT  MADE
UNDER  AND  GOVERNED  BY  THE  INTERNAL  LAWS  OF  THE  STATE  OF
CALIFORNIA.

       (n)   THE  PLEDGOR  HEREBY  IRREVOCABLY  SUBMITS  TO   THE
JURISDICTION OF ANY CALIFORNIA STATE OR FEDERAL COURT IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE OR FEDERAL COURT. THE PLEDGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

      (o) The Pledgor irrevocably consents to the service of process out of any of the courts referenced in subsection (n) of
Section 11, in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to it at its address set forth herein, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Nothing in this Section 11 shall affect the right of the Pledgee to bring proceedings against the Pledgor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

      (p) THE PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PLEDGOR OR PLEDGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE ENTERING INTO THIS AGREEMENT AND MAKING THE TERM LOAN TO THE PLEDGOR EVIDENCED BY THE NOTE.

      (q) Any notice required hereunder shall be in writing and addressed to Pledgor and to Pledgee at their addresses set forth at the beginning of this Agreement. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received, if deposited in the mail, postage prepaid; when transmission is verified, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. Where this Agreement provides for notice, such notice may be waived in writing by the person entitled to receive such notice, either before or after the date on which the person entitled to receive such notice and either before or after the event, and such waiver shall be the equivalent of such notice.

      (r) This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

      (s) This Agreement shall remain in full force and effect until all of the Obligations have been indefeasibly paid and performed in full and the Note and all other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement, have been terminated, at which time Pledgee shall release and return the Pledged Stock then being held by it to Pledgor.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              PURUS, INC.

                              By: /s/ Peter Friedli, Chief Executive officer

                              CASA SOLAZ, INC.

                              By: /s/ Donald Winstead, President

                              HOUSEKIT CONSTRUCCIONES, S.A.

                              By: /s/ Claudio Osorio Hamel, President